Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 195,209	¥ 282,775	¥ 404,461
Net income (loss) per ordinary share attributable to Momo Inc. - basic	¥ (7.68)	¥ 4.37	¥ 6.18
Net income (loss) per ordinary share attributable to Momo Inc. - diluted	¥ (7.68)	¥ 4.20	¥ 5.86